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                                                                    Exhibit 10.7


          FIRST AMENDMENT TO AMENDED AND RESTATED ACCOUNTS RECEIVABLE
                          AND INVENTORY LOAN AGREEMENT

     This First Amendment to Amended and Restated Accounts Receivable and Inventory Loan Agreement is entered into as of June 26, 1997, by and between Signature Eyewear, Inc., a California corporation ("Borrower") and City National Bank, a national banking association ("CNB").

                                    RECITALS

     A. Borrower and CNB are parties to that certain Amended and Restated Accounts Receivable and Inventory Loan Agreement dated as of April 21, 1997 (the Amended and Restated Accounts Receivable and Inventory Loan Agreement, as amended, hereinafter the "Loan Agreement").

     B. Borrower and CNB desire to supplement and amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS. Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Loan Agreement.

2.   AMENDMENTS. The Loan Agreement is amended as follows:

     2.1   Section 1.26 is amended in its entirety to provide as follows:

           "1.26  "LIBOR LOAN COMMITMENT" is $6,000,000.00."

     2.2   Section 2.5.2 is amended in its entirety to provide as follows:

           "2.5.2   AVAILABILITY OF LIBOR LOANS. Notwithstanding anything herein to the contrary, each LIBOR Loan must be in the minimum amount of $500,000.00 and increments of $100,000.00. Borrower may have no more than $6,000,000.00 of LIBOR Loans outstanding at any one time under this Agreement. Borrower may have Prime Loans and LIBOR Loans outstanding simultaneously."

3. CONDITIONS PRECEDENT. This Amendment shall become effective upon the fulfillment of all of the following conditions to CNB's satisfaction:

     3.1   CNB shall have received this Amendment duly executed by Borrower.

4. EXISTING AGREEMENT. Except as expressly amended herein, the Loan Agreement shall remain in full force and effect, and in all other respects is affirmed.

5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

6. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be construed in accordance with, and governed by the laws of the State of California.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

"Borrower"                          SIGNATURE EYEWEAR, INC. a
                                    California corporation



                                    By:   /s/ Julie Heldman
                                         ---------------------------------------
                                            Julie Heldman, President/Secretary



"CNB"                               CITY NATIONAL BANK, a national
                                    banking association



                                    By:   /s/ Kenneth Barton
                                         --------------------------------------
                                            Kenneth E. Barton, Vice President

               SECOND AMENDMENT TO AMENDED AND RESTATED ACCOUNTS
                    RECEIVABLE AND INVENTORY LOAN AGREEMENT

     This Second Amendment to Amended and Restated Accounts Receivable and Inventory Loan Agreement is entered into as of July 23, 1997, by and between Signature Eyewear, Inc., a California corporation ("Borrower") and City National Bank, a national banking association ("CNB").

                                    RECITALS

     A. Borrower and CNB are parties to that certain Amended and Restated Accounts Receivable and Inventory Loan Agreement dated as of April 21, 1997, as amended by that certain First Amendment to Amended and Restated Accounts Receivable and Inventory Loan Agreement dated as of June 26, 1997 (the Amended and Restated Accounts Receivable and Inventory Loan Agreement, as amended, hereinafter the "Loan Agreement").

     B. Borrower and CNB desire to supplement and amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS. Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Loan Agreement.

2.   AMENDMENTS.  The Loan Agreement is amended as follows:

     2.1 Section 1.6 ("BORROWING BASE") is amended by deleting the number "$2,000,000.00" from the last sentence and inserting in its place and stead the number "$3,000,000.00".

     2.2 Section 1.13 ("COMMITMENT") is amended by deleting the phrase and number "Six Million Seven Hundred Sixty Thousand Four Hundred Seventeen Dollars ($6,760,417.00)" and inserting in its place and stead the phrase and number "Seven Million Nine Hundred Thirty Five Thousand Four Hundred Seventeen Dollars ($7,935,417.00)".

     2.3   Section 1.26 is amended in its entirety to provide as follows:

           "1.26  "LIBOR LOAN COMMITMENT" is $7,500,000.00."

     2.4 Section 1.36 ("REVOLVING CREDIT COMMITMENT") is amended by deleting the phrase and number "SIX MILLION DOLLARS ($6,000,000.00)" and inserting in its place and stead the phrase and number "SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000.00)".

     2.5 Section 7.10 (DIVIDENDS AND PURCHASE OF STOCK) is deleted in its entirety and the number is reserved.

3. CONDITIONS PRECEDENT. This Amendment shall become effective upon the fulfillment of all of the following conditions to CNB's satisfaction:

     3.1   CNB shall have received this Amendment duly executed by Borrower.

4. EXISTING AGREEMENT. Except as expressly amended herein, the Loan Agreement shall remain in full force and effect, and in all other respects is affirmed.

5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

6. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be construed in accordance with, and governed by the laws of the State of California.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

"Borrower"                    Signature Eyewear, Inc., a
                              California corporation

                              By:    /s/ Julie Heldman
                                    -------------------------------------
                                    Julie Heldman, President/Secretary


"CNB"                         City National Bank, a national
                              banking association

                              By:    /s/ Kenneth E. Barton
                                    -------------------------------------
                                    Kenneth E. Barton, Vice President

                                       2